F IR S T Q U A R T E R 2 0 21 M A Y 1 3, 2 0 21 Exhibit 99.2

FIRST QUARTER 2021 TAKEWAYS | 2 Recovery from the impact of the COVID-19 pandemic continues • Q1 revenue down 4.4% on a reported basis, down 5.5% in constant currency(1) ‒ March exit rate down 2.7%(1), reflecting gradual improvement over the quarter • Sequential revenue(2) improvement in four of the five operating segments and a return to year-over-year revenue growth in OCG and International Near-term COVID-19 recovery plan • Continuing robust return to work protocols, including assessing the impact of vaccine distribution, to protect the health and safety of all talent ‒ Full-time employees continue to work remotely in line with business need and local government regulations • Addressing talent supply and talent fulfillment challenges in lower-skilled positions to accelerate revenue growth • Continuing with strong management of our cost base; focusing on maintaining operating leverage as revenue rebounds and continuing with organic investment in our selected specialties Continued focus on our future • Advanced our inorganic growth strategy with the announcement of the acquisition of Softworld, Inc., a specialty technology staffing and workforce solutions firm serving customers in a variety of industries in the U.S. • Launched Tutoring Solutions as an extension of Kelly Education’s position inside schools. The offering makes tutoring more accessible to students, supports teachers stretched thin by the pandemic and addresses parents’ concerns related to the impact of the pandemic on their students’ academic progress (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. (2)2020 was a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the fourth quarter and full year. The additional week was excluded from the sequential revenue comparisons.

FIRST QUARTER 2021 FINANCIAL SUMMARY | 3 • Revenue declined from the decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 7.5%, which was partially offset by a 2.5% increase in outcome-based services and a 29.9% increase in permanent placement revenue • GP rate was flat year-over-year as the impact of higher permanent placement revenue was offset by the negative impact of higher employee-related benefits costs • Earnings from operations improved from the loss reported in the corresponding period of 2020, which included a goodwill impairment charge and a restructuring charge, and was partially offset by a gain on sale of assets • Q1 2021 earnings per share reflects earnings that include a $0.52 non-cash gain from the investment in Persol Holdings common stock, net of tax. Q1 2020 loss per share included the impact of non-cash goodwill impairment, net of tax, a loss on Persol common stock, net of tax, and a restructuring charge, net of tax, partially offset by a gain on sale of assets, net of tax. (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. Actual Results Change Constant Currency Change(1) Revenue $1.2B (4.4%) (5.5%) Gross Profit % 17.7% - Earnings from Operations $10.6M NM NM Earnings Per Share $0.64 $4.55

FIRST QUARTER 2021 FINANCIAL SUMMARY (Excluding Goodwill Impairment Charge, Gain/Loss on investment in Persol Holdings, Gain on Sale of Assets and Restructuring) | 4 • Revenue declined from the decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 7.5%, which was partially offset by a 2.5% increase in outcome-based services and a 29.9% increase in permanent placement revenue • GP rate was flat year-over-year as the impact of higher permanent placement revenue was offset by the negative impact of higher employee-related benefits costs • Earnings from operations declined as the effect of lower revenues and gross profit was partially offset by reduced expenses from efforts to align costs with GP trends • EPS declined on lower earnings (1)Change excludes: ‒ Goodwill impairment charges of $147.7 million, $124.7 million net of tax or $3.18 per share in Q1 2020. ‒ Gain on sales of assets of $32.1 million, $24.0 million net of tax or $0.61 per share in Q1 2020. ‒ Restructuring charges of $8.7 million, $6.5 million net of tax or $0.17 per share in Q1 2020. (2)Excludes gain on investment in Persol Holdings of $30.0 million, $20.8 million net of tax or $0.52 per share in Q1 2021 and loss on investment in Persol Holdings of $77.8 million, $54.0 million net of tax or $1.38 per share in Q1 2020. (3)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. Actual Results Change Constant Currency Change(3) Revenue $1.2B (4.4%) (5.5%) Gross Profit % 17.7% - Earnings from Operations(1) $10.6M (14.9%) (17.2%) Earnings Per Share(1),(2) $0.12 ($0.08)

FIRST QUARTER 2021 EPS SUMMARY $ in millions except per share data | 5 • As adjusted, both net earnings and EPS declined by 40% on lower earnings from operations as a result of the COVID-19 pandemic and the resulting decline in demand for our services (1)Goodwill impairment charge of $147.7 million, $124.7 million net of tax or $3.18 per share in Q1 2020. (2)Gain on investment in Persol Holdings of $30.0 million, $20.8 million net of tax or $0.52 per share in Q1 2021 and loss on investment in Persol Holdings of $77.8 million, $54.0 million net of tax or $1.38 per share in Q1 2020. (3)Gain on sale of assets of $32.1 million, $24.0 million net of tax or $0.61 per share represents the excess of the proceeds over the cost of the headquarters properties sold during Q1 2020. (4)Restructuring charges of $8.7 million, $6.5 million net of tax or $0.17 per share in Q1 2020. Amount Per Share Amount Per Share Net earnings (loss) $25.6 $0.64 ($153.2) ($3.91) Goodwill impairment charge, net of taxes(1) - - 124.7 3.18 (Gain) loss on investment in Persol Holdings, net of taxes(2) (20.8) (0.52) 54.0 1.38 Gain on sale of assets, net of taxes(3) - - (24.0) (0.61) Restructuring charges, net of taxes(4) - - 6.5 0.17 Adjusted net earnings $4.8 $0.12 $8.0 $0.20 First Quarter 2021 2020

FIRST QUARTER 2021 REVENUE GROWTH | 6 • Total revenue declines reflect the impact of COVID-19 on the global economy and a decrease in demand for our services • Education revenue declined as schools use a variety of instructional delivery models in response to the COVID-19 pandemic, including online and hybrid, which reduced the demand for our services • Outsourcing & Consulting revenue reflects resiliency of the industries serviced by this segment, including Life Sciences, as well as new customer wins primarily in the Payroll Process Outsourcing product • International revenue reflects higher hours worked, partially offset by the sale of our Brazil staffing operations in August 2020 (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. Reported Constant Currency(1) REVENUE GROWTH BY SEGMENTREVENUE MIX BY SEGMENT Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 39% 21% 9% 8% 23% (4.4%) (5.3%) (5.7%) (21.7%) 11.0% 2.9% (5.5%) (5.6%) (5.9%) (21.7%) 9.5% (1.1%) -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% Total Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International

| 7 REVENUE TRENDS Percent in Constant Currency(1) (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. (2)2020 was a 53 week fiscal year, resulting in an additional week of operating results in our reported results for the month of December, the fourth quarter and full year. The additional week was excluded from the notated December exit rates. Constant Currency for 2020 amounts represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. Q1 2021 March 2021 (Exit Rates) December 2020(2) (Exit Rates) Total (5.5%) (2.7%) (8.1%) Professional & Industrial (5.6%) (7.2%) (5.5%) Science, Engineering & Technology (5.9%) (6.1%) (8.0%) Education (21.7%) 2.7% (27.8%) Outsourcing & Consulting 9.5% 8.0% 1.4% International (1.1%) 3.5% (7.4%)

FIRST QUARTER 2021 GROSS PROFIT GROWTH • Total gross profit declined on lower revenues as GP rate remained consistent with prior year • Professional & Industrial’s 10.7% decline in gross profit reflects a 5.3% decline in revenue and a 100 bps decline in GP rate • Science, Engineering & Technology’s 2.8% decline in gross profit reflects a 5.7% decrease in revenue, partially offset by a 60 bps improvement in GP rate • Education’s 15.7% decline in gross profit reflects the 21.7% decrease in revenue, partially offset by a 110 bps increase in GP rate • Outsourcing & Consulting’s 8.8% improvement reflects an 11.0% increase in revenue, partially offset by a 70 bps decline in GP rate (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. | 8 GROSS PROFIT MIX BY SEGMENT GROSS PROFIT GROWTH BY SEGMENT Reported Constant Currency(1) Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 35% 25% 8% 15% 17% (4.5%) (10.7%) (2.8%) (15.7%) 8.8% 4.1% (5.7%) (11.0%) (2.9%) (15.7%) 6.1% (0.7%) -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% Total Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International

17.7% 17.7% 15.0% 15.5% 16.0% 16.5% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% Q1 2020 GP Rate Professional & Industrial Education International Perm Fees Q1 2021 GP Rate FIRST QUARTER 2021 GROSS PROFIT RATE GROWTH • GP rate improved in most segments, except Professional & Industrial and OCG, resulting in a flat year-over-year total company GP rate ‒ Lower GP rates in Professional & Industrial resulted from one-time costs associated with expected future volume increases in our contact center specialty ‒ OCG GP rate was negatively impacted by product mix • Science, Engineering & Technology GP was favorably impacted by improved specialty mix • Education GP rate improved on lower employee-related costs, partially offset by unfavorable customer mix • International GP rate was favorably impacted by customer mix • Permanent placement fees increased in Professional & Industrial and Science, Engineering, and Technology as permanent hiring activity increased. International fees declined where greater uncertainty in the region impacts demand | 9 (50 bps) 10 bps 10 bps 30 bps

$219 $203 $150 $160 $170 $180 $190 $200 $210 $220 $230 Q1 2020 SG&A Operating Segments Restructuring Corporate FX Q1 2021 SG&A FIRST QUARTER 2021 SG&A $ in millions | 10 • Expenses in the Operating Segments declined as cost reduction actions, including restructuring charges in the first and fourth quarter 2020, reduced expense levels. Lower travel and sales-related expenses and expense reductions as a result of the sale of our Brazil staffing operations in August 2020 also contributed to the decline • The decline in restructuring expenses resulted from the Q1 2020 restructuring actions related to the adoption of our new operating model and to align the US branch network facilities footprint with a more technology-enabled service delivery methodology. There were no restructuring costs in Q1 2021 ($9) ($10) $2$1

FIRST QUARTER 2021 BALANCE SHEET DATA $ in millions | 11 • Accounts Receivable reflects DSO of 60 days, up 1 day from a year ago and down 4 days from Q4 2020. The decrease from Q4 2020 reflects collections of receivables from several large customers who were carrying higher receivable balances as a result customer-driven administrative issues at the end of the year • Cash, net of short-term borrowings of $238 million is consistent with Q4 2020 and includes the benefit of deferring $117 million of payroll tax payments under the CARES Act ‒ U.S. credit facilities include a $200 million revolving credit facility and a $150 million securitization facility • Subsequent to the end of the first quarter of 2021, the Company acquired Softworld, Inc., a specialty technology staffing and workforce solutions firm for $215 million plus working capital adjustments utilizing existing cash balances. Cash balances reported as of the end of the first quarter of 2021 do not reflect the Softworld transaction ACCOUNTS RECEIVABLE CASH, NET OF SHORT-TERM BORROWINGS $47 $223 $238 $0 $50 $100 $150 $200 $250 $300 Q1 2020 Q4 2020 Q1 2021 $1,236 $1,265 $1,280 $500 $700 $900 $1,100 $1,300 $1,500 Q1 2020 Q4 2020 Q1 2021

RECENT ACQUISITIONS | 12 • Softworld is a leading technology staffing and workforce solutions firm that serves clients across several end-markets, including financial services, life sciences, aerospace, defense, insurance, retail, and IT consulting ‒ Softworld has been included on Staffing Industry Analysts’ list of the fastest growing staffing firms in the United States for each of the past five years • In 2021, the market for temporary information technology staffing in the U.S. is projected to reach $31.7 billion, making it the largest professional staffing segment(1) (1)Staffing Industry Analysts U.S. Staffing Industry Forecast | September 10, 2020

OUTLOOK – FULL YEAR 2021

ORGANIC

Revenue

- Up 10% to 12% YOY
  - Clearer visibility on recovery results in narrower range

GP Rate

- Expected to be down slightly from pre-COVID levels at just under 18%
  - Favorable impact of growth in higher margin specialties and permanent placement revenue generally offset by 2021 recovery in lower-margin specialties as demand improves
  - 2020 results favorably impact 20 bps from COVID related wage subsidies

SG&A

- Up 4% to 5%
  - Includes costs savings from 2020 restructuring actions

Tax Rate

- Effective rate in the mid-teens
  - Includes impact of Work Opportunity Credit which has been extended through 2025

INORGANIC

Softworld

- Revenue up 200 to 250 bps
- GP rate 30-40 bps
- Expenses up 300 bps
  - Includes 100 bps of intangible amortization expense

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A MODEL FOR GROWTH

We have redesigned our operating model to drive profitable growth in our chosen specialties.

	1 Professional & Industrial (P&I)	2 Science, Engineering & Technology (SET)	3 Education	4 Outsourcing & Consulting (OCG)	5 International
Revenue	$1.9B	$1.0B	$0.3B[1]	$0.4B	$1.0B
GP Rate	17.8%	20.5%	14.7%	33.0%	12.7%
Geographic Span	North America	North America	U.S.	Global	EMEA & Mexico
Specialties	– Industrial – Contact Center – Office – Professional	– Engineering – Science & Clinical – IT – Telecom	– K-12 – Early Childhood – Higher Ed – Special Needs	– MSP[2] – RPO[2] – PPO[2] – Consulting	– EMEA Regional Life Sciences – Local Niches

Kelly size and margin profiles are based on 2020 full year results.

[1] Kelly Education revenue was $0.5B prior to COVID-19 pandemic disruption in 2019, including the results of Insight on a proforma basis.

[2] Managed Service Provider ("MSP"); Recruitment Process Outsourcing ("RPO"); Professional Payroll Outsourcing ("PPO")

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PORTFOLIO PROGRESS

We are using strategic asset management to increase our focus on specialization

2017
- Kelly acquires Teachers On Call

2018
- Kelly sells Kelly Healthcare Resources to InGenesis
- Kelly sells Kelly Legal Managed Services to Trustpoint.One

2019
- Kelly acquires Global Technology Associates
- Kelly acquires NextGen Global Resources
- Kelly announces sale/leaseback of HQ real estate

2020
- Kelly acquires Insight
- Kelly acquires Greenwood/Asher & Associates
- Kelly sells Brazil staffing operations

2021
- Kelly acquires Softworld

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NON-GAAP MEASURES | 16 Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2021 and 2020 gains and losses on the investment in Persol Holdings, the 2020 gain on sale of assets and the 2020 restructuring charges, are useful to understand the Company's fiscal 2021 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

SAFE HARBOR STATEMENT | 17 This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. The principal important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, changing market and economic conditions, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anticorruption, trade protection and other laws and regulations, availability of qualified full- time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this report and in our other filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward- looking statement to conform the statement to actual results or changes in the Company’s expectations.